July 25, 2011

American Eagle Energy, Inc.
27 North 27th Street, Suite 21G
Billings, Montana 59101
Attn: Thomas G. Lantz
Phone: 406.794.8767
Fax: 406.294.9764

Eternal Energy Corp.
2549 W. Main Street, Suite 202
Littleton, Colorado 80120
Attn: Brad Colby
Phone: 303.798.5235
Fax: 303.798.5767

RE: Amendment to Purchase and Sale Agreement (Second Closing)

Dear Sirs:

Reference is hereby made to that certain Purchase and Sale Agreement (Second Closing) between American Eagle Energy Inc. (“American”), Eternal Energy Corp. (“Eternal”) and NextEra Energy Gas Producing, LLC (“NextEra” and, collectively together with American and Eternal, the “Parties” and, each individually, a “Party”), dated May 17, 2011, as amended (the “PSA”).

In consideration of the mutual covenants contained in the PSA and in this letter agreement (this “Letter Agreement”), the Parties hereby agree that, effective as of July 25, 2011, the PSA shall be amended as follows:

1.
In Section 8.1(c) of the PSA, the sentence “by any Party who is not in default or breach hereunder if the Closing has not occurred by August 1, 2011.” shall be deleted in its entirety and replaced with the sentence “by any Party who is not in default or breach hereunder if the Closing has not occurred by August 2, 2011.”

2.
In Section 9.1 of the PSA, the sentence “The “Closing” of the transaction contemplated hereby shall be held at Eternal’s offices on July 26, 2011, or such other date and location as the Parties may agree.” shall be deleted in its entirety and replaced with the sentence “The “Closing” of the transaction contemplated hereby shall be held at Eternal’s offices on August 2, 2011, or such other date and location as the Parties may agree.”

All other provisions of the PSA shall remain in full force and effect, as amended by this Letter Agreement.  Sections 12.2, 12.3, 12.4, 12.6, 12.7, 12.9, 12.11, 12.12, 12.13, 12.14, 12.15, 12.16, 12.17 of the PSA are hereby incorporated by reference as if set out in full herein and shall apply to this Letter Agreement.

If you find the terms of this Letter Agreement acceptable, please execute the Letter Agreement in the appropriate blocks below and return one copy to NextEra and send one copy to the other Party to the PSA.

This Letter Agreement is hereby agreed to by:

NEXTERA ENERGY GAS PRODUCING, LLC

By:

Name:

Title:

ETERNAL ENERGY CORP.

By:

Name:

Title:

AMERICAN EAGLE ENERGY INC.

By:

Name:

Title: